Exhibit 10(b)
FIFTH OMNIBUS AMENDMENT
          THIS FIFTH OMNIBUS AMENDMENT (this “Amendment”), dated as of September 12, 2007, is entered into by and among PULTE FUNDING, INC., as the borrower (the “Borrower”) and as the buyer (the “Buyer”), PULTE MORTGAGE LLC (“Pulte Mortgage”), as a seller (the “Seller”) and the servicer (the “Servicer”), ATLANTIC ASSET SECURITIZATION LLC, as an issuer (“Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer (“La Fayette”), CALYON NEW YORK BRANCH, as a bank (“Calyon New York”), as a managing agent and as the administrative agent (the “Administrative Agent”), LLOYDS TSB BANK PLC, as a bank (“Lloyds”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent (“JPMC”), JS SILOED TRUST (“JUSI Trust”) (“JUSI Trust”), successor in interest to JUPITER SECURITIZATION COMPANY LLC (formerly known as Jupiter Securitization Corporation), as an issuer, and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent (“LaSalle”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).
RECITALS
          WHEREAS, the Borrower, Atlantic, La Fayette, JUSI Trust, Calyon New York, as a bank, a managing agent and as Administrative Agent, JPMC, as a bank and as a managing agent, Lloyds, as a bank, and the Servicer entered into that certain Second Amended and Restated Loan Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Loan Agreement”);
          WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Second Amended and Restated Collateral Agency Agreement, dated as of August 19, 2005, as amended, modified or supplemented to date (the “Collateral Agency Agreement”);
          WHEREAS, the Seller and the Buyer entered into that certain Master Repurchase Agreement, dated as of December 22, 2000, as supplemented by the Second Amended and Restated Addendum to Master Repurchase Agreement, dated as of August 19, 2005, between the Seller and the Buyer, as amended, modified or supplemented to date (the “Repurchase Agreement”);
          WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Loan Agreement, Collateral Agency Agreement, the Repurchase Agreement and the Transaction Documents collectively, the “Operative Documents”);
          WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.
          NOW, THEREFORE, the parties agree as follows:

     Section 1. Amendments to the Loan Agreement. The definition of “Drawdown Termination Date” in Section 1.1 of the Loan Agreement is hereby amended by deleting the words “September 12, 2007” in clause (a) therein and replacing them with “September 21, 2007”.
     Section 2. Amendments to the Collateral Agency Agreement. The definition of “Drawdown Termination Date” in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the words “September 12, 2007” in clause (a) therein and replacing them with “September 21, 2007”.
     Section 3. Amendments to the Repurchase Agreement. The definition of “Facility Termination Date” in Section 1.01 of the Repurchase Agreement is hereby amended by deleting the words “September 12, 2007” in clause (a) therein and replacing them with “September 21, 2007”.
     Section 4. Operative Documents in Full Force and Effect as Amended.
          Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.
     Section 5. Miscellaneous.
          (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall not constitute a novation of any Operative Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.
          (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
          (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.
          (d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

2

          IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PULTE FUNDING, INC., as the Borrower and the Buyer
By:	/s/ David M. Bruining
	Name:	David M. Bruining
	Title:	VP/CFO

PULTE MORTGAGE LLC, as the Servicer and the Seller
By:	/s/ John D’Agostino
	Name:	John D’Agostino
	Title:	VP/Treasurer

[Page 1 of 5 to Fifth Pulte Amendment]

CALYON NEW YORK BRANCH,as a Bank, as a Managing Agent and as the Administrative Agent
By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

By:	/s/ Konstantina Kourmpetis
	Name:	Konstantina Kourmpetis
	Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as an Issuer
By:	Calyon New York Branch, as Attorney-In-Fact

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

By:	/s/ Konstantina Kourmpetis
	Name:	Konstantina Kourmpetis
	Title:	Managing Director

LA FAYETTE ASSET SECURITIZATION LLC, as an Issuer
By:	Calyon New York Branch, as Attorney-In-Fact

By:	/s/ Richard McBride
	Name:	Richard McBride
	Title:	Director

By:	/s/ Konstantina Kourmpetis
	Name:	Konstantina Kourmpetis
	Title:	Managing Director

[Page 2 of 5 to Fifth Pulte Amendment]

LLOYDS TSB BANK PLC, as a Bank
By:	/s/ Michelle White
	Name:	Michelle White
	Title:	Associate Director W154

By:	/s/ Thomas Spary
	Name:	Thomas Spary
	Title:	Associate Director S005

[Page 3 of 5 to Fifth Pulte Amendment]

LASALLE BANK NATIONAL ASSOCIATION, as the Collateral Agent
By:	/s/ Gerald T. Sajdak
	Name:	Gerald T. Sajdak
	Title:	Vice President

[Page 4 of 5 to Fifth Pulte Amendment]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Bank and as a Managing Agent
By:	/s/ John K. Svolos
	Name:	John K. Svolos
	Title:	Executive Director

JS SILOED TRUST, as an Issuer
By:	JPMorgan Chase Bank, N.A., Administrative Trustee

By:	/s/ John K. Svolos
	Name:	John K. Svolos
	Title:	Executive Director

[Page 5 of 5 to Fifth Pulte Amendment]